EXHIBITS


77Q1(a) - Amendment to Declaration
 of Trust (March 21, 1999):

		Incorporated herein by reference
 to Post-Effective Amendment No. 13
 to Registration Statement on Form
 N-1A (File No. 33-12723), as with
 the Securities and Exchange
 Commission on May 25, 1999.

		Amendment to Declaration of
 Trust (June 28, 1999) - See Attached.


77Q1(e)	Investment Advisory
 Agreement (April 1, 1999):

		Incorporated herein by reference
 to Post-Effective Amendment No. 13
 to Registration Statement on Form N-1A
 (File No. 33-12723), as with the
 Securities and Exchange Commission
 on May 25, 1999.
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